                                 EXHIBIT 10.30

                                   AGREEMENT


     THIS AGREEMENT (the "Agreement"), dated as of September 30, 1996, is made by and among RALCORP HOLDINGS, INC., a Missouri corporation (the "Borrower"), THE PERSONS IDENTIFIED AS A "LENDER" ON THE SIGNATURE PAGES HERETO (the "Lenders") and NATIONSBANK, N.A., as agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of March 12, 1996, as amended or waived from time to time thereafter (as previously amended or waived, the "5-Year Credit Agreement") among the Borrower, the Lenders and the Agent, the Lenders have made available a $175,000,000 5-year revolving credit facility to the Borrower;

     WHEREAS, pursuant to a Credit Agreement dated as of March 12, 1996, as amended or waived from time to time thereafter (as previously amended or waived, the "364-Day Credit Agreement", and, together with the 5-Year Credit Agreement, the "Credit Agreements") among the Borrower, the Lenders and the Agent, the Lenders have made available a $100,000,000 364-day revolving credit facility to the Borrower; and

     WHEREAS, the parties hereto have agreed to enter into this Agreement in order to evidence certain agreements of the parties with respect to the Credit Agreements as set forth herein;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:


                                     PART I
                                  DEFINITIONS

           SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following term used in this Agreement has the following meaning:

           "Effective Date" is defined in Subpart 4.1.

           SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreements.

                                    PART II
                            5-YEAR CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Effective Date, the parties hereto hereby agree as follows with respect to the 5-Year Credit
Agreement:

           SUBPART 2.1.  Amendments to Section 1.01.

           (a) The definition of "Commitment" set forth in Section 1.01 of the 5-Year Credit Agreement is hereby amended in its entirety to read as follows:

                 "Commitment" shall mean, (i) with respect to each Lender, the commitment of such Lender (A) to make Revolving Loans in an aggregate principal amount at any time outstanding of up to such Lender's Commitment Percentage multiplied by the Revolving Committed Amount (as such Revolving Committed Amount may be reduced or increased from time to time pursuant to Section 2.04) and (B) to purchase participation interests in the Swingline Loans in accordance with the provisions of Section 2.03(b)(iii), and (ii) with respect to the Swingline Lender, the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding of up to the Swingline Committed Amount.

           (b) The definition of "Interest Period" set forth in Section 1.01 of the 5-Year Credit Agreement is hereby amended in its entirety to read as follows:

                 "Interest Period" shall mean (i) as to any Eurodollar Loan, a period of one (1) week or a period of one, two, three or six months' duration, as the Borrower may elect, commencing in each case on the date of the borrowing (including conversions, extensions and renewals), (ii) as to any Fixed Rate Loan, a period commencing in each case on the date of the borrowing and ending on the date specified in the applicable Competitive Bid whereby the offer to make such Fixed Rate Loan was extended (such ending date in any event to be not less than 15 nor more than 180 days from the date of borrowing) and (iii) as to any Quoted Rate Swingline Loan, a period commencing in each case on the date of the borrowing and ending on the date agreed to by the Borrower and the Swingline Lender in accordance with the provisions of Section 2.03(b)(i) (such ending date in any event to be not more than 7 Business Days from the date of borrowing); provided, however, (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Maturity Date, (C) in the case of Eurodollar Loans made, extended or converted during the Term Loan Amortization Period, no Interest Period shall extend beyond any principal amortization payment date unless the portion of the Term Loans comprised of Base Rate Loans, together with the portion of the Term Loans comprised of Eurodollar Loans with Interest Periods expiring prior to the date such principal amortization payment is due, is at least equal to the amount of such principal amortization payment due on such date and (D) in the case of Eurodollar Loans (other than any Eurodollar Loans having a one (1) week Interest Period), where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall, subject to clause (A) above, end on the last Business Day of such calendar month.

           (c) The definition of "Loan" set forth in Section 1.01 of the 5-Year Credit Agreement is hereby amended in its entirety to read as follows:

                 "Loan" or "Loans" shall mean the Revolving Loans (or any
            Revolving Loan bearing interest at the Base Rate or the Adjusted Eurodollar Rate and referred to as a Base Rate Loan or a Eurodollar
            Loan), the Competitive Loans, the Swingline Loans, and/or the Term Loans (or any Term Loan bearing interest at the Base Rate or the Adjusted Eurodollar Rate and referred to as a Base Rate Loan or a Eurodollar Loan), individually or collectively, as appropriate.

           (d) The definition of "Unused Revolving Committed Amount" set forth in Section 1.01 of the 5-Year Credit Agreement is hereby amended in its entirety to read as follows:

                 "Unused Revolving Committed Amount" shall mean, for any
            period, (i) at all times prior to the first to occur of a Commitment Increase Event and the Ralston Resorts Disposition, the amount by which (A) the sum of (1) the then applicable Revolving Committed Amount plus (2) $140,000,000 exceeds (B) the daily average sum for such period of (1) the outstanding aggregate principal amount of all Loans other than Swingline Loans and Competitive Loans and (2) 50% of the outstanding aggregate principal amount of all Swingline Loans and (ii) at all times thereafter, the amount by which (A) the then applicable Revolving Committed Amount exceeds (B) the daily average sum for such period of (1) the outstanding aggregate principal amount of all Loans other than Swingline Loans and Competitive Loans and (2) 50% of the outstanding aggregate principal amount of all Swingline Loans.

           (e) The following additional definitions are hereby added to Section
      1.01 in appropriate alphabetical order:

                 A "Commitment Increase Event" shall be deemed to occur if the
            Ralston Resorts Disposition shall not have occurred by January 28, 1997.

                 "Ralston Resorts" shall mean Ralston Resorts, Inc., a Colorado corporation wholly-owned by the Borrower.

                 "Ralston Resorts Credit Agreement" shall mean that certain
            Credit Agreement dated as of September 30, 1996, as amended from time to time, among Ralston Resorts, the lenders party thereto and NationsBank, N.A. as agent for such lenders.

                 "Ralston Resorts Disposition" shall mean the occurrence of both of (i) the sale by the Borrower of all of the capital stock of Ralston Resorts and (ii) the receipt by the Agent of evidence satisfactory to it that (a) all of the obligations of Ralston Resorts under the Ralston Resorts Credit Agreement shall have been satisfied in full and (b) the Commitments under and as defined in the Ralston Resorts Credit Agreement shall have been terminated.

                 "Term Loans" shall have the meaning assigned to such term in
            Section 2.01(e).

                 "Term Loan Amortization Date" shall have the meaning assigned to such term in Section 2.01(e).

                 "Term Loan Termination Date" shall have the meaning assigned to such term in Section 2.01(e).

           SUBPART 2.2. Amendments to Section 2.01. Section 2.01 of the 5-Year Credit Agreement is hereby amended in the following respects:

           (a) Subsection (a) of Section 2.01 of the 5-Year Credit Agreement is hereby amended in its entirety to read as follows:

                 (a) Revolving Commitment.  Subject to and upon the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, at any time and from time to time from the Closing Date until the Maturity Date, to make revolving credit loans (each a "Revolving Loan" and, collectively, "Revolving Loans") to the Borrower for the purposes set forth in Section 7.10; provided, however, (i) with regard to each Lender individually, such Lender's pro rata share of outstanding Revolving Loans shall not exceed such Lender's Commitment Percentage of the Revolving Committed Amount, (ii) with regard to the Lenders collectively, the aggregate amount of Revolving Loans outstanding shall not exceed ONE HUNDRED THIRTY-FIVE MILLION DOLLARS ($135,000,000), as such maximum amount may be reduced or increased from time to time as provided in
            Section 2.04 or as otherwise provided herein (such amount, as so reduced or increased from time to time, the "Revolving Committed Amount"), and (iii) in addition to the limitations set forth in the preceding subparagraphs (i) and (ii), in no event shall the sum of Revolving Loans outstanding plus Competitive

            Loans outstanding exceed the Revolving Committed Amount. Revolving Loans hereunder may consist of Base Rate Loans or Eurodollar Loans (or a combination thereof) as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

           (b) The following new subsection (e) is added to Section 2.01 of the 5-Year Credit Agreement immediately succeeding existing subsection (d) thereof:

                 (e) Amortization of Certain Loans.

                 (i) The principal balance of the Revolving Loans, Competitive
            Loans and Swingline Loans, if any, in excess of $175,000,000 outstanding as of the date of reduction of the Revolving Committed Amount required pursuant to the terms of Section 2.04(a)(ii) shall be payable in sixteen (16) equal consecutive quarterly installments on the last day of each March, June, September and December commencing with the first of such dates to occur after the date of such reduction of the Revolving Committed Amount (each such date referred to herein as a "Term Loan Amortization Date" and the last such date referred to herein as the "Term Loan Termination Date"). Revolving Loans, Competitive Loans and/or Swingline Loans remaining outstanding after the date of the reduction of the Revolving Committed Amount required pursuant to the terms of
            Section 2.04(a)(ii) shall be referred to collectively as the "Term Loans". The Term Loans may be comprised of Base Rate Loans and Eurodollar Loans as the Borrower may elect in accordance with the provisions hereof, and amounts repaid or prepaid on the Term Loans may not be reborrowed.

                 (ii) It is the intention of the parties hereto that the Term
            Loans bear interest on the same terms as apply to Revolving Loans prior to the Maturity Date.

           SUBPART 2.3. Amendments to Section 2.04. Section 2.04 of the 5-Year Credit Agreement is hereby amended in its entirety to read as follows:

                 SECTION 2.04. Termination and Reduction of Commitments; Commitment Increase Event.

                 (a) Termination and Reduction.

                 (i) The Borrower may from time to time permanently reduce or terminate the aggregate Revolving Committed Amount in whole or in part (in minimum aggregate amounts of the lesser of $5,000,000 or the full remaining amount of the Revolving Committed Amount) upon three Business Days' prior written notice to the Agent; provided, however, no such termination or reduction shall be made which would reduce the Revolving Committed Amount to an amount less than the sum of Revolving Loans outstanding plus Competitive Loans outstanding. The Agent shall promptly notify each of the Lenders of receipt by the Agent of any notice from the Borrower pursuant to this Section 2.04(a)(i).

                 (ii) If the Commitment Increase Event shall occur pursuant to the terms of Section 2.04(b), then the Revolving Committed Amount shall automatically be permanently reduced to $175,000,000 on March 11, 1997.


                 (iii) The Commitments of the Lenders to make, extend or convert Revolving Loans shall automatically terminate on the Maturity Date.

                 (b) Commitment Increase Event.  Upon the occurrence of the
            Commitment Increase Event and receipt by the Agent of evidence satisfactory to it that (i) all of the obligations of Ralston Resorts under the Ralston Resorts Credit Agreement have been satisfied in full and (ii) the Commitments under and as defined in the Ralston Resorts Credit Agreement have been terminated, the Revolving Committed Amount automatically shall be increased by $140,000,000

           SUBPART 2.4. Amendments to Section 3.02. Section 3.02 of the 5-Year Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 3.02.  Prepayments.

                 (a) Revolving Loans.  The Borrower shall have the right to prepay Revolving Loans in whole or in part from time to time without premium or penalty; provided, however, that (A) each such partial prepayment shall be a minimum principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and (B) no Eurodollar Loan may be prepaid prior to the last day of the Interest Period applicable thereto unless accompanied by payment of amounts specified in Section 3.07. Amounts prepaid on the Revolving Loans may be reborrowed in accordance with the provisions hereof.

                 (b) Competitive Loans.  Competitive Loans may not be prepaid unless accompanied by payment of amounts specified in Section 3.07.

                 (c) Swingline Loans.  The Borrower shall have the right to prepay Swingline Loans which are Base Rate Loans in whole or in part from time to time without premium or penalty; provided, however, that (A) each such partial prepayment shall be a minimum principal amount of $100,000 or an integral multiple of $100,000 in excess thereof. Swingline Loans which are Quoted Rate Swingline Loans may not be prepaid unless accompanied by payment of amounts specified in Section 3.07. Amounts prepaid on the Swingline Loans may be reborrowed in accordance with the provisions hereof.

                 (d) Term Loans.  The Borrower shall have the right to prepay
            Term Loans in whole or in part from time to time without premium or penalty; provided, however, that (A) each such partial prepayment shall be a minimum principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and (B) no Eurodollar Loan may be prepaid prior to the last day of the Interest Period applicable thereto unless accompanied by payment of amounts specified in Section 3.07. Amounts prepaid on the Term Loans may not be reborrowed.

                 (d) Application.  Amounts prepaid hereunder shall be applied to the Revolving Loans, the Competitive Loans, the Swingline Loans, and the Term Loans as the Borrower may elect, provided that, if the Borrower shall fail to specify its application, prepayments shall be applied first to Swingline Loans (and with respect to Base Rate Loans and Quoted Rate Swingline Loans comprising such Loans, first to Base Rate Loans and then to Quoted Rate Swingline Loans in direct order of Interest Period maturities), second to Revolving Loans (and with respect to Base Rate Loans and Eurodollar Loans comprising such Loans, first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities), third to the Competitive Loans (in direct order of Interest Period maturities), and fourth, during the Term Loan Amortization Period to the Term Loans, ratably to the remaining principal installments of the Term Loans (and with respect to Base Rate Loans and Eurodollar Loans comprising such Loans, first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities).

                 (e) General.  All prepayments of Loans shall be subject to
            Section 3.07 but otherwise without premium or penalty and shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment and all other amounts due and payable hereunder with respect to such Loans.

           SUBPART 2.5.  Amendments to Section 4.02.  The first sentence of
      Section 4.02 of the 5-Year Credit Agreement is hereby amended in its entirety to read as follows:

                 SECTION 4.02. Pro Rata Treatment. Except to the extent otherwise provided herein, each Revolving Loan and Term Loan, each payment or prepayment of principal of any Revolving Loan or Term Loan, each payment of interest on the Revolving Loans or Term Loans, each payment of Unused Fees, each reduction and increase of the Revolving Committed Amount and each conversion or extension of any Revolving Loan or Term Loan, shall be allocated pro rata among the Lenders in accordance with their respective Commitment Percentages.

           SUBPART 2.6.  Amendments to Section 5.02.  Subsection (a) of Section
      5.02 of the 5-Year Credit Agreement is hereby amended in its entirety to read as follows:

           SECTION 5.02. Each Loan. The obligation of each Lender to make, convert or extend any Loan (including the obligation of the Swingline Lender to make any Swingline Loan) is subject to satisfaction of the following conditions in addition to satisfaction on the Closing Date of the conditions set forth in Section 5.01:

                 (a) (i) In the case of any Revolving Loan, the Agent shall have received an appropriate Notice of Borrowing or Notice of Extension/Conversion; (ii) in the case of any Competitive Loan, the applicable Competitive Loan Lender shall have received an appropriate notice of acceptance of its related Competitive Bid;
            (iii) in the case of any Swingline Loan, the Swingline Lender shall have received an appropriate notice of borrowing in accordance with the provisions of Section 2.03(b)(i); and (iv) in the case of any Term Loan, the Agent shall have received notice pursuant to the terms of Section 2.01(e)(i);

           SUBPART 2.7. Amendments to Section 8.01. The word "and" at the end of existing subsection (e) of Section 8.01 of the 5-Year Credit Agreement is hereby deleted, the "." at the end of existing subsection (f) of
      Section 8.01 of the 5-Year Credit Agreement is hereby deleted and a ";" and the word "and" are hereby substituted therefor, and the following new subsection (g) is hereby added to Section 8.01 of the 5-Year Credit Agreement immediately succeeding such subsection (f):

                 SECTION 8.01. Funded Indebtedness. The Borrower will not, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or permit to exist any Funded Indebtedness, except:

                                   **********

                 (g) (i) indebtedness of Ralston Resorts arising under that certain Credit Agreement dated as of September 30, 1996 among Ralston Resorts, the lenders party thereto and NationsBank, N.A., as Agent for such lenders; and

                 (ii) Guaranty Obligations of the Borrower in respect of the indebtedness referred to in subsection (g)(i) above.


                                    PART III
                            364-DAY CREDIT AGREEMENT

           SUBPART 3.1. Termination of 364-Day Credit Agreement. Effective on (and subject to the occurrence of) the Effective Date, the 364-Day Credit Agreement and the Commitments under and as defined therein automatically shall be terminated (notwithstanding any notice requirements pursuant to Section 2.04 of the 364-Day Credit Agreement, but subject to the terms of
      Section 11.11 of the 364-Day Credit Agreement).


                                    PART IV
                          CONDITIONS TO EFFECTIVENESS

           SUBPART 4.1. Effective Date. The agreements of the parties set forth in Part II and Part III of this Agreement shall be and become effective as of the date hereof (the "Effective Date") when all of the conditions set forth in this Part IV shall have been satisfied.

           SUBPART 4.1.1. Execution of Counterparts of Agreement. The Agent shall have received counterparts of this Agreement, which collectively shall have been duly executed on behalf of each of the Borrower and the Lenders.

           SUBPART 4.1.2. Ralston Resorts Credit Documents. The Credit Agreement dated as of September 30, 1996 among Ralston Resorts, Inc., the lenders party thereto and NationsBank, N.A., as agent for such lenders, shall have become effective in accordance with the terms of Section 10.03 thereof and all conditions precedent set forth in Section 5.01 thereof shall have been satisfied.

           SUBPART 4.1.3. Prepayments of Loans. The Agent shall have received, on behalf of the Lenders, (i) payment of the outstanding Revolving Loans, Competitive Loans and/or Swingline Loans under the 5-Year Credit Agreement to the extent necessary to reduce the aggregate outstanding principal balance of such Loans to $135,000,000 (it being understood and agreed by the parties hereto that any notice requirement pursuant to the terms of the 5-Year Credit Agreement shall not be applicable in connection with such payment, but that such payment shall be subject to the terms of Section 3.07 of the 5-Year Credit Agreement) and (ii) payment of the principal of and accrued but unpaid interest on the outstanding Loans, and all accrued but unpaid Fees, under the 364-Day Credit Agreement (it being understood and agreed by the parties hereto that any notice requirement pursuant to the terms of the 364-Day Credit Agreement shall not be applicable in connection with such payment, but that such payment shall be subject to the terms of Section 3.07 of the 364-Day Credit Agreement).

           SUBPART 4.1.4. Other Documents. The Agent shall have received such other documentation as the Agent may reasonably request in connection with the foregoing.


                                     PART V
                                 MISCELLANEOUS

           SUBPART 5.1. Cross-References. References in this Agreement to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Agreement.

           SUBPART 5.2. Instrument Pursuant to Credit Agreements. This Agreement is a Credit Document executed pursuant to the Credit Agreements and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreements.

           SUBPART 5.3. References in Other Credit Documents. At such time as this Agreement shall become effective pursuant to the terms of Subpart 4.1, all references in the Credit Documents (as defined in the 5-Year Credit Agreement) to the Credit Agreement shall be deemed to refer to the 5-Year Credit Agreement as amended by this Agreement.

           SUBPART 5.4. Representations and Warranties. The Borrower hereby represents and warrants that (i) the representations and warranties contained in Section 6 of the 5-Year Credit Agreement are correct on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (ii) no Default or Event of Default exists under the 5-Year Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

           SUBPART 5.5. Survival. Except as expressly modified and amended in this Agreement, all of the terms and provisions and conditions of each of the Credit Agreements shall remain unchanged.

           SUBPART 5.6. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

           SUBPART 5.7. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

           SUBPART 5.8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.






     [The remainder of this page has been left blank intentionally]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


BORROWER:                   RALCORP HOLDINGS, INC.
---------


                            By
                              ------------------------------
                            Title:


LENDERS:                    NATIONSBANK, N.A.
---------


                            By
                              ------------------------------
                            Title:


                            BANK OF AMERICA, NATIONAL TRUST
                            AND SAVINGS ASSOCIATION


                            By
                              ------------------------------
                            Title:


                            THE BANK OF NEW YORK


                            By
                              ------------------------------
                            Title:


                            THE BOATMEN'S NATIONAL BANK
                            OF ST. LOUIS


                            By
                              ------------------------------
                            Title:


                            THE FIRST NATIONAL BANK OF CHICAGO

                            By
                              ------------------------------
                            Title:


                            THE CHASE MANHATTAN BANK, N.A.


                            By
                              ------------------------------
                            Title:


                        [Signatures continued]


                            WACHOVIA BANK OF GEORGIA, N.A.


                            By
                              ------------------------------
                            Title:


                            MERCANTILE BANK OF ST. LOUIS
                            NATIONAL ASSOCIATION


                            By
                              ------------------------------
                            Title:


                            CREDIT SUISSE


                            By
                              ------------------------------
                            Title:


                            By
                              ------------------------------
                            Title:



AGENT:                      NATIONSBANK, N.A.
------


                            By
                              ------------------------------
                            Title: